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                                                                    EXHIBIT 10.6

                            NEGATIVE PLEDGE AGREEMENT



         THIS NEGATIVE PLEDGE AGREEMENT, dated this the 16th day of June, 2005, made by PINNACLE AIRLINES CORP., a Delaware corporation, party of the first part ("Guarantor"), in favor of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association having its principal place of business at 165 Madison Avenue, Memphis, Tennessee 38103, party of the second part ("Bank").

                                   WITNESSETH:

         WHEREAS, Pinnacle Airlines, Inc., a Georgia corporation and a wholly-owned subsidiary of the Guarantor, has made application to the Bank for certain loans and financial accommodations in the maximum principal amount of Seventeen Million Dollars ($17,000,000.00), to be currently evidenced by a Seventeen Million Dollar ($17,000,000.00) revolving credit note of even date herewith and possibly to be evidenced in the future by certain other promissory notes and standby letters of credit (collectively, the "Note") as described in that certain Loan Agreement of even date herewith by and among the Borrower, the Bank, and Pinnacle Airlines Corporation, a Delaware corporation (the "Loan Agreement"); and

         WHEREAS, the Guarantor has guaranteed such indebtedness of the Borrower to the Bank; and

         WHEREAS, the Bank is unwilling to make such loans unless Guarantor further enters into this Agreement with the Banks;

         NOW, THEREFORE, for and in consideration of the premises, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Guarantor does hereby agree with the Bank as follows:

         1. So long as Borrower is indebted to Bank pursuant to the Note, Guarantor will not, either directly or indirectly, incur, create, assume, or permit to exist any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind upon any of the property (the "Property") owned by Guarantor and described in EXHIBIT "A," attached hereto and made a part hereof as fully as if set out verbatim herein.

         2. Guarantor hereby acknowledges to the Bank that the identity of Guarantor was and continues to be material circumstances upon which the Bank has relied in connection with, and which constitutes valuable consideration to the Bank for, the extending to Borrower of the loan evidenced by the Note. Guarantor therefore covenants and agrees with the Bank that the entire indebtedness evidenced by the Note shall, at the absolute option of the Bank, be and become immediately due and payable should the Guarantor, without the prior written consent of the Bank (which consent may be given or withheld in the sole and absolute discretion of the Banks), sell, assign, transfer (other than for purposes of collection of checks and instruments in the ordinary course of business), convey, lease with option to purchase, enter into a contract for sale, grant an option to purchase, or further encumber any or all of Guarantor's interest in the Property, or any portion thereof, or permit the same to be sold, assigned, transferred, conveyed, contracted for or encumbered.




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         3. Any mortgage, pledge, security interest, or other lien or encumbrance on the Property granted or created by Guarantor, or any conveyance or sale of the Property, without the prior written consent of the Bank, shall be void and of no force and effect.

         4. In the event of a default hereunder, the Bank shall be entitled to exercise all of their rights and remedies set forth in (a) the Note and (b) the Loan Agreement.

         5. This Agreement shall be binding upon Guarantor, its successors and assigns, shall inure to the benefit of the Bank, its successors and assigns, and shall remain in full force and effect until all indebtednesses, liabilities, and obligations of Borrower and/or the Guarantor to the Bank evidenced by the Note and any renewals, modifications or extensions thereof, due or to become due, absolute or contingent, shall have been fully paid and satisfied.

         6. This Agreement shall be governed by and construed under the laws of the State of Tennessee.

         7. It is understood and agreed that the Bank may at its option immediately record this Negative Pledge Agreement, and/or cause evidence thereof to be filed in such governmental offices as the Bank deems advisable.

                        [SEPARATE SIGNATURE PAGE FOLLOWS]




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                                 SIGNATURE PAGE
                                       TO
                            NEGATIVE PLEDGE AGREEMENT
================================================================================

         IN TESTIMONY WHEREOF, the undersigned has caused this Negative Pledge Agreement to be executed by its duly authorized officers on the day and year first above written.

                                    "Guarantor"

                                    PINNACLE AIRLINES CORP.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


STATE OF TENNESSEE
COUNTY OF SHELBY

         Before me, ______________________________, a Notary Public in and for
the State and County aforesaid, personally appeared _________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the ______________________ of PINNACLE AIRLINES CORP., the within-named bargainor, a corporation, and that _he as such ________________________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ___self as such ____________________.

         WITNESS my hand and seal at office, on this the ____ day of June, 2005.


                                             -----------------------------------
                                             Notary Public

My Commission Expires:


----------------------





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                                   EXHIBIT "A"
                                       TO
                            NEGATIVE PLEDGE AGREEMENT

         All of the Guarantor's accounts, accounts receivable, cash, chattel paper, instruments, marketable securities, and other obligations of any kind, whether or not evidenced by an instrument or chattel paper, and whether or not it has been earned by performance whether now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts receivable.






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